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                                                                 EXHIBIT 10.9


                       ASSIGNMENT AND ASSUMPTION AGREEMENT


     This Assignment and Assumption Agreement dated as of December 31, 1992 (herein called the "Agreement") is entered into by and between Western Natural Gas Company, a Delaware corporation (herein called "WNGC"), Wesnat Pipeline Company, a Delaware corporation (herein called "Wesnat") and Cornerstone Pipeline Company, a Delaware corporation (herein called "Pipeline").

                                    RECITALS:

A. WNGC and Cornerstone Natural Gas Company, a Delaware corporation ("CNGC"), entered into that certain General Partnership Agreement dated as of March 7, 1989, as amended by Amendment No. 1 dated September 28, 1989 (as so amended, the "Partnership Agreement"), creating Mountain Creek Joint Venture ("MCJV").

B. WNGC and CNGC entered into that certain Natural Gas Transportation Agreement dated February 3, 1989 (the "Transportation Agreement") with Texas Utilities Fuel Company, a Texas corporation ("TUFCO"), and the obligations under the Transportation Agreement have been performed by MCJV.

C. MCJV entered into that certain Permanent Loan Agreement dated September 28, 1989 (as from time to time amended, the "Loan Agreement"), with Chrysler Capital Corporation ("Chrysler"). WNGC and Endevco, Inc. (now known as Cornerstone Natural Gas, Inc.) ("Cornerstone") became liable for the indebtedness of MCJV to Chrysler pursuant to Guarantee agreements executed of even date therewith.

D. Pursuant to the three assignments attached hereto as Exhibit A, Exhibit B and Exhibit C WNGC assigned its interest in MCJV to Wesnat, such assignments having been previously consented to by the parties hereto or their predecessors in interest.

E. On June 2, 1993 Cornerstone assigned its interests in MCJV to Pipeline and Pipeline currently holds such interests and has the right to consent to the assignment and withdrawal contemplated hereby.

F. On June 1, 1992 Chrysler assigned to General Electric Capital Corporation ("GECC") the Note (as such term is defined in the Loan Agreement), as well as the Loan Agreement and the other Loan Papers referred to therein.

G. WNGC, in order to clarify the status of the ownership interest of MCJV and the status of WNGC with regard thereto, desires to re-execute and assign to Wesnat all of WNGC's rights and interest in, to and under the Partnership Agreement and the Transportation


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     Agreement, and Wesnat desires to assume such rights and obligations and to indemnify and hold harmless WNGC for all liabilities occurring after the effective date hereof. Pipeline, MCJV and Wesnat each have agreed to consent to such assignment on the terms and conditions provided for herein and to consent to the withdrawal of WNGC as a partner in MCJV effective December 31, 1992.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby act and agree as follows:

     1. ASSIGNMENT. WNGC, for and in consideration of the sum of Ten Dollars ($10.00) and for other good and valuable consideration to WNGC paid by Wesnat, the receipt and sufficiency of which are hereby acknowledged, does by these presents SELL, TRANSFER, CONVEY, ASSIGN, ENDORSE, SET OVER AND DELIVER unto Wesnat the following:

     (a) The General Partnership interest of WNGC in MCJV, together with all rights, benefits, remedies and privileges of WNGC under the Partnership Agreement and all of the interest of WNGC in the Transportation Agreement (all of the foregoing are herein collectively called the "Assigned Interest"); and

     (b) All rights, titles, interest, privileges, claims, demands and equities existing or to exist in connection with the Assigned Interest.

     TO HAVE AND TO HOLD the Assigned Interest, together and along with all such rights, titles, interest, privileges, claims, demands and equities now or hereafter had by WNGC in connection therewith unto Wesnat forever.

     2. REPRESENTATIONS AND WARRANTIES OF WNGC. The assignment made hereby is made without recourse and without warranty of representation of any nature whatsoever, expressed or implied, except WNGC does warrant that it is the owner and the holder of the Assigned Interest and has the full right, power and authority to transfer the Assigned Interest free of any lawful claim of any person or entity, except as set forth on Exhibit A, Exhibit B and Exhibit C hereto.

     3. ASSUMPTION BY WESNAT. Wesnat hereby agrees to accept the Assigned Interest and to assume and perform all of the obligations and duties that WNGC has or will have under the Partnership Agreement and Transportation Agreement and as set forth on Exhibit A, Exhibit B, and Exhibit C.

     4. RATIFICATION BY WESNAT, MCJV AND ENDEVCO. Each of MCJV, Wesnat and Pipeline hereby consents to the assignment and withdrawal contemplated hereby, and each of MCJV, Pipeline and Wesnat hereby ratifies and confirms the Partnership Agreement as modified by this Agreement and agrees that on and after the effective date hereof all references in the Partnership Agreement or any related document to WNGC, "Western," "Non-managing partner" or similar references shall refer to Wesnat. Each of MCJV, Pipeline and Wesnat further do hereby consent to the withdrawal of WNGC as a partner of MCJV, effective December 31, 1992 and agrees to indemnify and hold harmless WNGC from any liability relating to MCJV save and

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except for its Guarantee of the Note pursuant to the Permanent Loan
Agreement. WNGC hereby expressly agrees that this Assignment and Assumption Agreement in no way affects its obligations under the Guarantee.

     IN WITNESS WHEREOF, the parties hereto have each executed this assignment to be effective for all purposes as of December 31, 1992.

WESTERN NATURAL GAS COMPANY

By:     /s/  TED C. PARKER, JR.
   -----------------------------------
   Ted C. Parker, Jr., President

WESNAT PIPELINE COMPANY

By:      /s/ TED C. PARKER, JR.
   -----------------------------------
   Ted C. Parker, Jr., President

CORNERSTONE PIPELINE COMPANY

By:         /s/  KELCY L. WARREN
       -------------------------------
Name:  Kelcy L. Warren
       -------------------------------
Title: President
       -------------------------------

MOUNTAIN CREEK JOINT VENTURE

BY CORNERSTONE PIPELINE COMPANY, a General Partner

By:         /s/  KELCY L. WARREN
       -------------------------------
Name:  Kelcy L. Warren
       -------------------------------
Title: President
       -------------------------------

BY WESNAT PIPELINE COMPANY, a General Partner

By:      /s/ TED C. PARKER, JR.
   -----------------------------------
   Ted C. Parker, Jr., President